THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 28, 2021 among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), ALADDIN MANUFACTURING CORPORATION, a Delaware corporation (“Aladdin”), DAL-TILE DISTRIBUTION, INC., a Delaware corporation (“Dal-Tile”; Dal-Tile, together with the Company and Aladdin, the “Domestic Borrowers”), MOHAWK UNITED INTERNATIONAL B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oisterwijk, the Netherlands and its office at Beneluxstraat 1 (5061 KD) Oisterwijk, the Netherlands, and registered with the Trade Register of the Chambers of Commerce under number 17229715 (“Mohawk BV”), MOHAWK INTERNATIONAL HOLDINGS S.À. R.L., a company organized and existing under the laws of Luxembourg as a société à responsibilité limitée, having its registered address at 10B, Rue des Mérovingiens, L-8070 Bertrange, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B-110.608 (“Mohawk International”), UNILIN BV, a private limited liability company (besloten vennootschap), as successor-in-interest to UNILIN BVBA by operation of the Belgian Code for Companies and Associations, organized under the laws of Belgium, and having its statutory seat (statutaire zetel) at Ooigemstraat 3, 8710 Wielsbeke and registered with the Crossroads Bank for Enterprises under nr. 0405.414.072 RPR/RPM Ghent, Kortrijk division (“Unilin”), PREMIUM FLOORS AUSTRALIA PTY LIMITED, a proprietary company with limited liability incorporated under the laws of Australia registered under ACN 152 867 984 (“Premium Australia”; Premium Australia, together with Mohawk BV, Mohawk International and Unilin, the “Foreign Borrowers”; the Foreign Borrowers, together with the Domestic Borrowers, each, a “Borrower” and collectively, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below). RECITALS WHEREAS, the Borrowers, the Designated Borrowers party thereto, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as the Administrative Agent, the Swing Line Lender and a L/C Issuer, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 18, 2019 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, pursuant to Section 3.03(b) of the Credit Agreement, upon the occurrence of a Benchmark Transition Event with respect to any applicable currency, the Borrowers and the Administrative Agent are permitted to amend the Credit Agreement to replace LIBOR for such currency with a Benchmark Replacement; WHEREAS, in connection with the replacement of LIBOR for any appliable currency with a Benchmark Replacement, the Administrative Agent, in consultation with the Company, is permitted to make Benchmark Replacement Conforming Changes; WHEREAS, the Administrative Agent hereby notifies the Company and the Lenders that (a) a Benchmark Transition Event with respect to LIBOR for Euros has occurred, (b) the Benchmark Replacement Date with respect to such Benchmark Transition Event is December 31, 2021, and (c) the Benchmark Transition Start Date with respect to such Benchmark Transition Event is October 2, 2021; and

2 CHAR1\1839302v2 WHEREAS, in connection with such Benchmark Transition Event, the Administrative Agent and the Borrowers desire to amend the Credit Agreement to replace LIBOR for Euros with a Benchmark Replacement. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Amendments to Credit Agreement. (a) Clause (a) of the definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is amended to (i) change the reference in sub-clause (i) thereof to “Dollars, Euro or Sterling,” to be “Dollars or Sterling,”, (ii) re-letter sub-clause (vi) thereof as sub-clause (vii), and (iii) add a new sub-clause (vi) immediately following sub-clause (v) thereof to read as follows: (vi) with respect to a Eurocurrency Rate Loan in Euros, the rate of interest per annum equal to the Euro Interbank Offered Rate (EURIBOR) as administered by the European Money Markets Institute, as displayed on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent in its reasonable discretion), or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “EURIBOR Rate”), at approximately 11:00 a.m. (Brussels time) two (2) TARGET Days prior to the commencement of such Interest Period; provided, that, notwithstanding anything to the contrary contained in this Agreement, (A) at any time during the Covenant Relief Period, in no event shall the EURIBOR Rate be less than 0.75%, and (B) at any other time not specified in clause (A) above, in no event shall the EURIBOR Rate be less than zero; and (b) The definition of “Interest Period” in Section 1.01 of the Credit Agreement is amended to add “(in each case, subject to availability)” immediately following the reference to “thereafter” therein. (c) Section 1.01 of the Credit Agreement is amended to add the following defined term in the appropriate alphabetical order: “EURIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. 2. Condition Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers and the Administrative Agent. 3. Miscellaneous. (a) The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document. (b) Each Borrower represents and warrants that: (i) such Borrower has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment; (ii) the

3 CHAR1\1839302v2 execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of such Borrower’s Organization Documents, (B) conflict with or result in any breach or contravention of (1) any material Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Restricted Subsidiaries, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, (C) result in the creation of any Lien under any material Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Restricted Subsidiaries, except for Liens permitted under the Credit Agreement, or (D) violate any Law; (iii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Borrower of this Amendment; (iv) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms; provided, that, the enforceability of this Amendment is subject in each case to general principles of equity and to bankruptcy, insolvency (including administration) and similar Laws affecting the enforcement of creditors’ rights generally; and (v) after giving effect to this Amendment, (A) the representations and warranties of the Borrowers contained in Article V of the Credit Agreement (as amended by this Amendment) or in any other Loan Document, or in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of this Amendment (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and except that for purposes of this Section 3(b)(v)(A), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement, and (B) no Default shall exist. (c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imagine means shall be effective as delivery of a manually executed counterpart of this Amendment. (d) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (e) The posting of this Amendment for the Lenders on the Platform shall be deemed to satisfy the Administrative Agent’s notification obligations set forth in Section 3.03(b)(iii) of the Credit Agreement. (f) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4 CHAR1\1839302v2 (g) The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. [Signature pages follow]

MOHAWK INDUSTRIES, INC. THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Kay Reedy Title: Managing Director